Exhibit 99.1
info group Investor Presentation March 31, 2009

Who is infoGROUP infoGROUP is the leading provider of data driven and interactive resources that enables targeted sales, effective marketing and insightful research solutions.

Our Leading Brands infoUSA Walter Karl Yesmail Triplex Donnelley Marketing Polk City Directories OneSource infoCANADA Opinion Research SalesGenie.com Expresscopy Guideline infoUK

Company Dynamics as of 12/31/08 42% DATA GROUP Provides sales leads and mailing lists to four million salespeople, small office/home offices, entrepreneurs, small and medium businesses, and Fortune 2000 corporations for their sales and marketing efforts. These proprietary databases power the major Internet search providers, including Google , Yahoo! , and AOL , as well as the leading mapping systems and in-car navigation products. SERVICES GROUP Provides customer database management, list brokerage services, list management, email marketing services, and catalog marketing service. Our data processing services enhance your customer file. We’ll add demographics so you can ensure the right people are receiving the right offer. We’ll also correct wrong addresses, phone numbers, and more, so you’ll see an immediate impact on your bottom line. We can also analyze the common traits of your best customers. MARKET RESEARCH GROUP Provides insightful solutions for businesses around the globe and uncovers answers to tough social issues worldwide. Our proven market research process helps businesses better understand the needs of their customers, employees and future clients. In addition, we partner with CNN’ on the CNN/Opinion Research Poll and have been servicing multiple U.S. government agencies for 40 years.

Unparalled Marketing and Sales Resource •4 million global customers currently use infoGROUP’s databases and services •Only company to own a proprietary database of 210 million consumers and over 17 million U.S. and international businesses — under one roof • Powers the directory services of the top internet traffic generating sites • Digital & interactive footprint

Data Driven...Digital & Interactive Solutions Acquisition Customer Profiling and Segmentation Proprietary Prospect Databases Data Hygiene and Append E-mail and Direct Mail Services Technology Driven Delivery Methods A Retention Customer Satisfaction and Loyalty Response Analysis and Modeling ROI Measurement Identify New Growth Markets Cross-Sell & Up-Sell Opportunities CONTENT Business Intelligence Global Information In-Depth Company Data Detailed Executive Profiles Corporate Family Overview Internal/External Corporate Reputation Market Research Competitor Analysis New Product Ideation Develop and Refine Customer Strategies Multi-Channel Effectiveness Branding and Awareness

Historical Financial Results From 2004 through 2008 Net sales grew at a CAGR of 21%, from $344.9 million in 2004 to $738.3 million in 2008 Consolidated EBITDA declined from $94.1 million in 2004 to $70.3 million in 2008

Historical Financial Results, As Adjusted For the year ended Net Sales (in thousands) December 31, 2008* 2007** Data Group $ 309,477 $ 320,565 Services Group 163,308 136,783 Research Group 265,485 221,502 Total $ 738,270 $ 678,850 Operating Income 62,477 80,320 Net Earnings 26,073 37,094 Earnings Per Share $ 0.45 $ 0.66 * 2008 Operating income is adjusted for $34.3M in non-recurring charges primarily related to the Derivative Litigation and Special Committee’s investigation. ** 2007 is adjusted for $9.9M (revenue), $9.2M (operating income) in one-time revenue associated with the Naviant Inc. Litigation Settlement and $3M in charges related to the Derivative Litigation and Special Committee’s investigation.

Evolving Our Strategy: Our Framework for Success Communication & Transparency Accelerate Profitable Organic Growth Improved Financial Foundation INCREASE shareholder value

2009 Key Strategic Initiatives Continue the focus on corporate governance through formal policies, new independent Board and new management Build on the momentum of transparency of communication with shareholders and investment community • Leverage our leadership position as a data provider Create strategic alliances to add value to new and existing customers Capitalize on cross sell opportunities Concentrate on internal growth vs. acquisition Expand integrated digital (internet/interactive marketing solutions) Take costs out of the business with out jeopardizing service to our customers Continue to reduce debt level Leverage high margins Reinvest back into the business to bring new products and services to customers INCREASE shareholder value

Opportunities Cross Sell/Up Sell Digital & Interactive Migration Strategic Alliances Software as a Service Product Pipeline Cost Efficiency “Low Hanging Fruit” Rationalize Business IT Driven Efficiencies

Risks Longer, deeper recession cycle Bank covenant exposure Overhang of founder’s shares

infoGROUP Transformation

Industry Dynamics Technology changes and the macroeconomic environment are having the biggest change on the industry dynamics • Technology is driving significant • Speed is becoming a key differentiator • Data acquirers have consistently change tried to move on the value chain, • Changes have created multiple revenue with varvinq results • Move to digital/electronic and business models, increasing the marketing for customer level of management complexity • Companies have had to be acquisition and retention aggressive in acquiring digital/ • Tried and true ways of direct marketing electronic addresses • E-mail/text addresses increasing to acquire and retain customers less effective • Companies have invested heavily • Video marketing in data analytics • Greater demand for search engines lncreased demand for broader capability • On-line polling • Loyalty • Digital/electronic instantaneous • Marketing services • Consumer spending down, causing decreased marketing spend • Faster data collection and analysis of responses

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Information Services Value Chain

The information and Marketing Services value chain continues to expand, providing numerous challenges and opportunities

	Data Acquisition	Data Enhancement	Processing	Output Delivery	Database Management	Data Analytics
Example product & services	• B2B data • B2B credit data • Consumer data • Demographics	• Overlaid buying behavior	• Merge Purge • NCOA • Do Not Mail	• Phone • Mail • Email • Text	• CRM database • Marketing database • Loyalty programs	• Customer profitability & purchase propensity scores • Loyalty scores
infoGROUP	• infoUSA • OneSource • Services Group	• Donnelley • National Accounts • Services Group – DMI – Edith Roman	• infoUSA • Donnelley • Triplex • Services Group • National Accounts	• Yesmail • Services Group • infoUSA	• Donnelley • infoUSA • Services Group • Yesmail • National Accounts – MarketZone Gold – MarketZone Platinum	• Donnelley • National Accounts • Edith Roman • infoUSA

infoGROUP

Macro Announcement infoGROUP announced on March 30, 2009 it entered into an agreement to sell Macro International to ICF International Cash transaction valued at $155 million Net proceeds of approximately $93 million ($155 million less taxes of $48 million, less escrow and other costs of $14 million) to reduce bank debt and significantly strengthen the Company’s balance sheet Macro’s focus on governmental social research was not a strategic fit for the Company’s overall portfolio ORC and the market research business have synergies with the remainder of the Company Pro forma Operating Results for Marketing Research Group Excluding Macro International Unaudited 12/31/08 For the Year Ended December 31, 2008 Total Macro Adjusted Research Group International Net Sales $265,485 $149,584 $115,901 Costs & expenses: Cost of goods & services 180,364 108,600 71,764 Selling, general & administration 57,153 22,859 34,294 Depreciation & amortization of 5,118 3,037 2,081 operating assets Amortization of intangible assets 7,943 4,660 3,283 Total operating costs & expenses 250,578 139,156 111,422 Operating income 14,907 10,428 4,479

infoGROUP’S Focus Focus on creating organic growth in core businesses Developing new interactive sales and marketing solutions for our clients •Current strategic initiatives and cultural changes are moving us the right direction • More urgency with our remaining core businesses to speed this change

Forward-Looking Statements Statements in this announcement other than historical data and information constitute forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, but are not limited to, recent changes in senior management, the successful integration of recent and future acquisitions, fluctuations in operating results, failure to successfully carry out our Internet strategy or to grow our Internet revenue, effects of leverage, changes in technology and increased competition. More information about potential factors that could affect the company’s business and financial results is included in the company’s filings with the Securities and Exchange Commission.

In addition to disclosing results determined in accordance with generally accepted accounting principles, or GAAP, infoGROUP also discloses earnings before interest expense, income taxes and depreciation and amortization, or EBITDA, which is a non-GAAP measure. Management believes EBITDA provides useful supplemental information to management and investors because management uses this information internally for evaluating the aggregate performance of the Company’s operating businesses. In addition, EBITDA is commonly used as an analytical indicator within infoGROUP’s industry and is a component of the Company’s financial covenant calculations under its credit facilities, subject to certain adjustments. All companies do not calculate EBITDA in the same manner and infoGROUP’s presentation may not be comparable to those presented by other companies. EBITDA should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as measures of infoGROUP’s profitability or liquidity. The following provides a reconciliation from net income to EBITDA: I 2004 2005 2006 2007 2008 Net income $17,838 $31,507 $33,300 $40,942 $4,811 Interest expense 9,137 11,552 11,410 20,995 18,143 Income taxes 10,934 17,659 19,939 25,806 5,456 Depreciation & amortization of operating assets 14,062 12,818 14,020 21,502 24,389 Amortization of intangible assets 15,875 18,098 14,909 17,495 17,524 EBITDA 567,846 $91,634 $93,578 $127,740 $70,323

Non-GAAP Information Reconciliation From Reported Full year ended to Adjusted Decernber 31, 2008 2007 Net Sales $ 738,270 $ 688,773 Non-recurring income — (9,923) Net Sales, as adjusted $ 738,270 $ 678,850 Operating Income $ 28,184 $ 86,527 Non-recurring charges (income) 34,293 (6,207) Operating Income, as adjusted $ 62,477 $ 80,320 Net Earnings $ 4,811 $ 40,942 Non-recurring charges (income) 21,262 (3,848) Net Earnings, as adjusted $ 26,073 $ 37,094 Earnings Per Share $ 0.08 $ 0.73 Non-recurring charges (income) 0.37 (0.07) Net Earnings, as adjusted $ 0.45 $ 0.66 Basic weighted average shares outstanding 56,760 55,809

Follow-up Lisa Olson Senior Vice President infoGROUP 5711 South 86th Circle Omaha, NE 68127 (402) 593-4541 lisa.olson@infogroup.com